SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2004
Patriot National Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut 06901
(Address of Principal Executive Offices)

(203) 324-7500
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7.     Financial Statements and Exhibits.

  Not applicable
  Not applicable
  Exhibits
Exhibit Number	Description

99.1:	Press Release dated May 11, 2004

Item 12.      Results of Operations and Financial Condition

In a press release attached to this 8-K, the Company announced earnings for the quarter ended March 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.
Registrant

May 12, 2004
By: /s/ Robert F. O'Connell
----------------------------------------
Robert F. O'Connell
Senior Executive Vice President
and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit Number	Description

99.1:	Press Release dated May 11, 2004

3